Exhibit 99.1

YUANYU ENTERPRISE MANAGEMENT CO., LIMITED.

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Report of Independent Registered Public Accounting Firm

To the Members of Yuanyu Enterprise Management Co., Limited

Opinion on the financial statements

We have audited the accompanying balance sheets of YUANYU ENTERPRISE MANAGEMENT CO., LIMITED (the “Company”) as of January 31, 2024 and 2023, the related statements of operations, changes in stockholders equity and cash flows, for the two years in the period ended January 31, 2024, and the related notes collectively referred to as the “financial statements”. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of January 31, 2024 and 2023, and the results of its operations, changes in stockholders equity and its cash flows for the year ended January 31, 2024, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate. As of December 31, 2023, we have no critical audit matter to communicate.

OLAYINKA OYEBOLA & CO.

(Chartered Accountants)

We have served as the Company’s auditor since November 2022.

March 21st 2024.

Lagos, Nigeria

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YUANYU ENTERPRISE MANAGEMENT CO., LIMITED.

Balance Sheets

	January 31, 2024	January 31, 2023
ASSETS
Current Assets
Cash and cash equivalents	$499,678	$-
Account and other Receivables	1,681,091	257,692
Other assets	4,210,385	-
Total Current Assets	6,391,154	4,538,225

Non-Current Assets
Intangible Assets	14,230,789	307,612
Total Assets	$20,621,943	$565,304
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable and accrued expenses	16,025	5,769
Income tax payables	249,090	28,667
Total Current Liabilities	265,115	34,436
Stockholders Equity
Common stock	1,282	1,282
Additional paid in capital	19,095,000	384,515
Accumulated Reserve	1,260,546	145,071
Total Members Equity	20,356,828	530,868
Total Liabilities and Stockholders Equity	$20,621,943	$565,304

The accompanying notes are an integral part of these financial statements.

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YUANYU ENTERPRISE MANAGEMENT CO., LIMITED.

Statements of Operations

	For the years ended January 31,
	2024	2023
Revenues	$1,923,077	$256,410
Cost of revenues	576,923	76,903
Gross profit	1,346,154	179,507
Operating expenses:
General and Administrative	10,256	5,769
Total operating expenses	10,256	5,769
Profit from Operations	1,335,898	173,738
Other Income / (Expense):
Total Other Income / (Expense)	-	-
Provisions for income taxes	220,423	28,667
Net income	$1,115,475	$145,071

The accompanying notes are an integral part of these financial statements.

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YUANYU ENTERPRISE MANAGEMENT CO., LIMITED.

Statement of Changes in Stockholder’s Equity

For the period of February 1, 2022 (Inception through January 31, 2023, and 2024)

			Additional		Total
	Common Stock		Paid-in	Retained	Stockholders’
	Shares	Amount	Capital	Deficit	Equity
Balance February 1, 2022	10,000	$1,282	$-	$-	$1,282
Additional paid in capital	-	-	384,515	-	384,515
Profit for the year ended January 31, 2023	-	-	-	145,071	1415,071
Balance January 31, 2023	10,000	1,282	384,515	145,071	530,868

Balance February 1, 2023	10,000	1,282	384,515	145,071	530,868
Additional paid in capital	-	-	18,710,485	-	18,710,485
Profit for the year ended January 31, 2024	-	-	-	1,115,475	1,115,475
Balance January 31, 2024	10,000	$1,282	$19,095,000	$1,260,546	$20,356,828

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YUANYU ENTERPRISE MANAGEMENT CO., LIMITED.

Statements of Cash Flows

	For the years ended January 31,
	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$1,335,898	$173,738
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization of intangible assets	576,923	76,903
Changes in operating assets and liabilities:
Accounts receivable	(1,423,399)	(256,410)
Accounts and other payables	10,256	5,769
Net Cash used in operating activities	499,678	-

CASH FLOWS FROM INVESTING ACTIVITIES
Net Cash used in financing activities	-	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Share Capital	-	-
Net Cash provided by financing activities	-	-
INCREASE (DECREASE) IN CASH	499,678	-
CASH AT BEGINNING OF YEAR	-	-
CASH AT END OF YEAR	$499,678	$-

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Interest Paid	$-	$-
Taxes Paid	$-	$-

The accompanying notes are an integral part of these financial statements.

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YUANYU ENTERPRISE MANAGEMENT CO., LIMITED.

Notes to the Financial Statements January 31, 2024, and 2023

NOTE 1. DESCRIPTION OF BUSINESS

YUANYU ENTERPRISE MANAGEMENT CO., LIMITED. (the “Company”) was registered in Hong Kong, on November 11, 2021.

The business purpose of the Company is to provide technology service.

The Company’s registered office is located at Rm 4, 16/F, Ho King Comm Ctr, 2-16 Fayuen St, Mongkok, Kowloon, Hong Kong.

The Company’s founder and director is Zhou Hongyu.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Fiscal year

The Company has selected January 31 as its fiscal year end.

Basis of Presentation

The accompanying financial statements have been prepared by the Company in accordance with accounting principles generally accepted in the United States (“GAAP”), and pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”).

Use of Estimates

The preparation of these financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company regularly evaluates estimates and assumptions related to long-lived assets and deferred income tax asset valuation allowances. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

Cash and Cash Equivalents

For financial accounting purposes, cash and cash equivalents are considered to be all highly liquid investments with a maturity of three (3) months or less at the time of purchase.

Accounts Receivable

Management reviews accounts receivable periodically to determine if any receivables will potentially be uncollectible. Management’s evaluation includes several factors including the aging of the accounts receivable balances, a review of significant past due accounts, economic conditions, and our historical write- off experience, net of recoveries. The Company includes any accounts receivable balances that are determined to be uncollectible, along with a general reserve, in its allowance for doubtful accounts. After all attempts to collect a receivable have failed, the receivable is written off against the allowance. The Company’s allowance for doubtful accounts was $0 and $0 as of January 31, 2022, and January 31, 2021, respectively.

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Income taxes

The Company was treated as a partnership for federal and state income tax purposes with all income tax liabilities and/or benefits being passed through to its members. As such, no recognition of federal or state income taxes for the Company has been provided for the years ended January 31, 2022 and 2021.

As a limited liability company, the Company’s taxable income or loss is allocated to members in accordance with their respective percentage ownership. Therefore, no provision or liability for federal income taxes has been included in the financial statements. In the event of an examination of the Company’s tax return, the tax liability of the members could be changed if an adjustment in the Company’s income is ultimately sustained by the taxing authorities.

Revenue Recognition

The Company follows ASC 606, Revenue from Contracts with Customers, the core principle of which is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled to receive in exchange for those goods or services. To achieve this core principle, five basic criteria must be met before revenue can be recognized: (1) identify the contract with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to performance obligations in the contract; and (5) recognize revenue when or as the Company satisfies a performance obligation. During the year ended January 31, 2021, the Company generated revenues from selling power vending stations (charging stations). The Company considers its performance obligations satisfied upon shipment and/or delivery of the purchased products to the customer. The Company evaluates returns from customers purchasing product on a case-by-case basis and generally will issue replacement product in the limited cases of product returns. The Company has no policy requiring cash refunds.

The Company recognizes revenue in the amount that reflects the consideration it expects to receive in exchange for these products and services. Accounts receivables are recorded when the right to consideration becomes unconditional. The Company’s terms and conditions vary by customers and typically provide net 30 to 90 days terms.

S/N	Type of services	Nature, timing of satisfaction of performance obligation and significant payment terms	Revenue Recognition
1	Information Services Income	The company receives royalty income from the customers for the use of the company’s technology rights by the customers. Royalty income is recognized by over time when the company’s technology rights are used by the customers in accordance with the terms and conditions of the royalty agreement.	Revenue is recognized by the company not only when delivery and invoice has been signed and confirmed by the customer, but at the end of each month over the 12 months period after service has been delivered to the customers.

Cost of Revenue

The cost of revenue consists primaily of amortisation charge of intangible assets - technology rights, which are directly attributable to the revenues.

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Fair Value of Financial Instruments

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-level fair value hierarchy prioritizes the inputs used to measure fair value. The hierarchy requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs. The three levels of inputs used to measure fair value are as follows:

●	Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

●	Level 2 - inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, quoted market prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable, and inputs derived from or corroborated by observable market data.

●	Level 3 - inputs to the valuation methodology are unobservable.

Unless otherwise disclosed, the fair value of the Company’s financial instruments, including cash, accounts receivable, and prepaid expenses, short-term borrowings, accounts payable, due to related parties, and other payables and other current liabilities, approximate the fair value of the respective assets and liabilities as of January 31, 2022 based upon the short-term nature of the assets and liabilities.

Income Taxes

The Company has adopted ASC Topic 740 - Income Taxes, which requires the use of the asset and liability method of accounting for income taxes. Under the asset and liability method of ASC Topic 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

Recent accounting pronouncements

The Company has implemented all new accounting pronouncements that are in effect. These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on our financial position or results of operations.

NOTE 4. OTHER ASSETS

This represent quoted investment with Brightstar Technology Group Co., Ltd. as of January 31, 2024, there was a balance of $4,210,385.

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NOTE 7. Intangible Assets

Intangible assets acquired separately are measured on initial recognition at cost. The cost of intangible assets acquired in an additional paid in capital is the fair value at the date of acquisition. Intangible assets with finite lives are subsequently amortised over the useful economic life and assessed for impairment whenever there is an indication that the intangible asset may be impaired. The amortisation period and the amortisation method for an intangible asset with a finite useful life are reviewed at least at each financial year end.

Technology right is stated at cost less accumulated amortisation and impairment losses. Amortisation is calculated on a straight-line basis over their estimated useful lives of 5 years.

Acquisition of Intangible Asset - Technology Right
Date	Note	Amount
01/02/2022	Hey Yuan Universe Scene Marriage and Love social platform	384,515
01/02/2023	Flash Enough Oversee Shopping	1,200,000
01/02/2023	Xinjudi Creative Base System	1,300,000
31/01/2024	Safe Transaction method of payment with QR code	1,500,000
31/01/2024	Multifunctional network information security server	1,500,000
31/01/2024	Internet of things trade follow up method	1,500,000
31/01/2024	Retail information management control	1,500,000
31/01/2024	Live scene video automatic production system	1,500,000
31/01/2024	Video Chat method and other storage media	1,500,000
31/01/2024	Speech recognition and other methods	1,500,000
31/01/2024	Data processing method and other storage media	1,500,000
TOTAL		14,884,615

Amortization of Intangible Asset - Technology Right
Date	Note	Amount
31/01/2023	Cost	384,515
31/01/2023	Accumulated Amortization	(76,903)
Net value of Intangible Asset - Technology Right as of January 31/2022		307,612

Amortization of Intangible Asset - Technology Right
Date	Note	Amount
31/01/2024	Cost	14,884,615
31/01/2024	Accumulated Amortization	(653,816)
Net value of Intangible Asset - Technology Right as of January 31/2024		14,230,799

NOTE 8. SUBSEQUENT EVENTS

In accordance with ASC 855-10 the Company has analyzed its operation subsequent to January 31, 2024, and to the date these financial statements were issued, and has determined that it does not have any subsequent event to disclose in these financial statements.

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